UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2006
                                                --------------------------------

            Securitized Asset Backed Receivables LLC Trust 2006-FR2
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                         (Exact name of issuing entity)

                   Securitized Asset Backed Receivables LLC
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            (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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              (Exact name of sponsor as specified in its charter)

        Delaware                     333-130543-04               37-1472598
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(State or other jurisdiction      (Commission File Number      (IRS Employer
      of incorporation               of issuing entity)       Identification No.
        of depositor)                                           of depositor)


    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000
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                                 Not Applicable
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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            On July 6, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-FR2 Mortgage Pass-Through Certificates, Series 2006-FR2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Fremont Investment & Loan, as responsible party, HomEq Servicing Corporation, as servicer, OfficeTiger Global Real Estate Services Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $495,373,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of July 3, 2006, by and between the Depositor and the Underwriter.

            The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2006-FR2 on July 6, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2006-FR2.

            Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of July 3, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Depositor, as depositor, Fremont Investment & Loan, as responsible party, HomEq Servicing Corporation, as servicer, OfficeTiger Global Real Estate Services Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 Sponsor Representation Letter, dated as of July 6, 2006, between Sutton Funding LLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated as of July 6, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.3 Interest Rate Cap Agreement, dated July 6, 2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National Association, the trustee (included as Exhibit U to
                  Exhibit 4).

Exhibit 10.4 Assignment and Recognition Agreement, dated as of July 6, 2006, between Sutton Funding LLC and the Depositor, relating to the NC Capital Corporation Mortgage Loans (included as Exhibit W to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2006                    SECURITIZED ASSET BACKED RECEIVABLES
                                          LLC

                                       By:       /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS
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Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated as of July 3,        (E)
                    2006, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as          (E)
                    of June 1, 2006, by and among the Depositor, as depositor, Fremont Investment & Loan, as responsible party, HomEq Servicing
                    Corporation, as servicer, OfficeTiger Global
                    Real Estate Services Inc., as loan
                    performance advisor, and Wells Fargo Bank, National Association, as trustee.

10.1                Sponsor Representation Letter, dated as of         (E)
                    July 6, 2006, between Sutton Funding LLC and the Depositor (included as Exhibit O to Exhibit 4).

10.2                Interest Rate Swap Agreement, dated as of          (E)
                    July 6, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit T to Exhibit 4).

10.3                Interest Rate Cap Agreement, dated July 6,         (E)
                    2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National
                    Association, the trustee (included as
                    Exhibit U to Exhibit 4).

10.4                Assignment and Recognition Agreement, dated        (E)
                    as of the July 6, between Sutton Funding
                    LLC and the Depositor, relating to the NC
                    Capital Corporation Mortgage Loans
                    (included as Exhibit W to Exhibit 4).